UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 15, 2014

APPLIED VISUAL SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28238	54-1521616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525K East Market Street, # 116, Leesburg, Virginia 20176
(Address of principal executive offices, zip code)

(703) 539-6190

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2014, Mr. Sean W. Kennedy, a Director of Applied Visual Sciences, Inc. (the “Company”) since July 14, 2003, notified the Company of his decision to resign effective immediately.  Mr. Kennedy had previously served as a member of Company’s Audit, Nominating, Compensation and Special Committees during his tenure, and was a consultant to the Company since May 27, 2008. Mr. Kennedy’s position on the board will remain open until the company is able to find a suitable replacement.

Mr. Kennedy’s resignation is to that he can devote his full attention to his company, BND Software, and other activities.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED VISUAL SCIENCES, INC.
Date: February 19, 2014	By: /s/ Gregory E. Hare Gregory E. Hare Chief Financial Officer

3